UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

URS Corporation

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567 (Commission File No.)	94-1381538 (IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.

     On June 15, 2005, URS Corporation, a Delaware corporation, (the “Company”), executed and delivered to the U.S. Bank National Association, as trustee, a second supplemental indenture (the “Supplemental Indenture”) to the Indenture dated as of August 22, 2002, as amended, (the “Indenture”) providing for the issuance of an aggregate principal amount of $200,000,000 of 11 1/2% Senior Notes due 2009 (the “Notes”). The Supplemental Indenture eliminates the following restrictive covenants in the Indenture:

Section 4.03	(Limitation on Incurrence of Indebtedness);

Section 4.04	(Limitation on Restricted Payments);

Section 4.05	(Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries);

Section 4.06	(Limitation on Issuances of Guarantees by Restricted Subsidiaries);

Section 4.07	(Limitation on Transactions with Shareholders and Affiliates);

Section 4.08	(Limitation on Liens);

Section 4.09	(Limitation on Sale/Leaseback Transactions);

Section 4.10	(Limitation on Asset Sales);

Section 4.11	(Repurchase of Notes upon a Change of Control);

Section 4.12	(Existence);

Section 4.13	(Payment of Taxes);

Section 4.14	(Maintenance of Properties and Insurance);

Section 4.16	(Compliance Certificates);

Section 4.17	(Commission Reports and Reports to Holders);

Section 4.19	(Designation of “Designated Senior Indebtedness”); and

Section 5.01	(When Company May Merge, Etc.).

Additionally, Section 6.01 (Events of Default) was amended to eliminate certain events of default and Section 14 (Defaults and Remedies) of the Notes was amended to conform to the changes made to Section 6.01. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

     On June 15, 2005, the Company issued a press release announcing that the Company received the requisite consent to execute the Supplemental Indenture and announced pricing for the Company’s Tender Offer. A copy of the press release, entitled “URS Corporation Receives Requisite Consents in Tender Offer for Outstanding 11 1/2% Notes and Announces Pricing for the Tender Offer,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 attached hereto. Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

4.1	Second Supplemental Indenture, dated as of June 15, 2005, by and between URS Corporation and U.S. Bank National Association, as trustee.

99.1	Press Release, dated June 15, 2005, entitled “URS Corporation Receives Requisite Consents in Tender Offer for Outstanding 11 1/2% Notes and Announces Pricing for the Tender Offer.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: June 15, 2005	By:	/s/ Reed N. Brimhall Reed N. Brimhall
Vice President, Controller and Chief
Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description

4.1	Second Supplemental Indenture, dated as of June 15, 2005, by and between URS Corporation and U.S. Bank National Association, as trustee.

99.1	Press Release, dated June 15, 2005, entitled “URS Corporation Receives Requisite Consents in Tender Offer for Outstanding 11 1/2 Notes and Announces Pricing for the Tender Offer.”